UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8‑K/A
(Amendment No. 1)
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 16, 2016 (July 31, 2016)

HEALTHWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19364	62-1117144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Cool Springs Boulevard Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

(615) 614-4929
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On August 4, 2016, Healthways, Inc. (the "Company") filed a Current Report on Form 8-K (the "Original Form 8-K") to, among other things, provide unaudited pro forma consolidated financial information giving effect to the transactions contemplated by the previously disclosed Membership Interest Purchase Agreement, dated July 27, 2016, among the Company, Sharecare, Inc. and Healthways SC, LLC (the "Purchase Agreement").  This Amendment No. 1 to the Original Form 8-K is filed to amend Item 9.01. "Financial Statements and Exhibits" of the Original Form 8-K and Exhibit 99.1 included therein to:
•
include with the Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2016, and each of the years ended December 31, 2015, 2014, and 2013 information with respect to earnings per share from continuing operations (together with a related footnote regarding the impact of potentially dilutive securities);

•
reclassify approximately $11.8 million previously reported as Selling, general and administrative expenses with respect to the sale of TPHS Business on the Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2014 to correctly report as Legal settlement charges;

•
add an adjustment of approximately $2.2 million to line item Accrued liabilities under the Pro Forma Adjustments column on the Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2016 (the "Balance Sheet") to reflect transaction costs incurred through June 30, 2016, related to the sale of the TPHS Business and update the following line items under both the Pro Forma Adjustments column and the Pro Forma HWAY Combined column to reflect this adjustment: Total current liabilities, Retained earnings (deficit), Total Healthways, Inc. stockholders' equity, and Total Stockholders' equity;

•
revise note (e) to clarify that the amount reflected under line item Retained earnings (deficit) under the Pro Forma Adjustments column on the Pro Forma Condensed Consolidated Balance Sheet reflects the impact to retained earnings of the pro forma adjustments reflected within the Pro Forma Condensed Consolidated Balance Sheet;

•	add new notes (f) through (i) to the notes to the Balance Sheet to provide additional detail regarding some of the information reflected on the Balance Sheet; and
•	make minor textual corrections, additions and clarifications to Exhibit 99.1.
Item 9.01 below and Exhibit 99.1 filed herewith reflect the complete revised text of both the Item and the Exhibit.  Except as provided in this Amendment No. 1, none of the information in the Original Form 8-K is otherwise amended, restated, modified or updated by this Amendment No. 1.
Item 9.01.  Financial Statements and Exhibits.
(b) Pro forma financial information.  An unaudited pro forma condensed consolidated balance sheet as of March 31, 2016 and unaudited pro forma condensed consolidated statements of comprehensive income for the years ended December 31, 2013, 2014, and 2015 and for the three months ended March 31, 2016, each of which gives effect to the sale of the TPHS Business, are attached hereto as Exhibit 99.1 and are incorporated by reference herein.
(d) Exhibits
Exhibit 10.1   Eighth Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement*
Exhibit 99.1   Unaudited pro forma consolidated financial information, giving effect to the transactions contemplated by the Purchase Agreement:
•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016
•	Unaudited pro forma condensed consolidated statements of comprehensive income for the years ended December 31, 2013, 2014, and 2015 and for the three months ended March 31, 2016
 ______________
* Filed with the Original Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHWAYS, INC.

By:	/s/ Mary Flipse
Chief Legal Officer

Date:  September 16, 2016

EXHIBIT INDEX
Exhibit 10.1   Eighth Amendment to Fifth Amended and Restated Revolving Credit and Term Loan Agreement*
Exhibit 99.1   Unaudited pro forma consolidated financial information, giving effect to the transactions contemplated by the Purchase Agreement:
•	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2016
•	Unaudited pro forma condensed consolidated statements of comprehensive income for the years ended December 31, 2013, 2014 and 2015 and for the three months ended March 31, 2016
______________
* Filed with the Original Form 8-K